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                                   FORM 8-K/A
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 24, 1999

                         Commission file number: 0-27992

                              ELAMEX, S.A. de C.V.
             (Exact name of registrant as specified in its charter)

           Mexico                                       Not Applicable
(State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                      identification number)

Avenida Insurgentes No. 4145-B Ote.
   Cd. Juarez, Chihuahua  Mexico                           C.P. 32340
(Address of principal executive offices)                   (Zip code)

                                 (915) 774-8252
               Registrant's telephone number, including area code
                                in El Paso, Texas

Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 [17 CFR 240.13a-11] or Rule 15d-11 [17 CFR 240.15d-11].

This Amendment No. 2 on Form 8-K/A (this "Amendment") does not make any substantive change to the Form 8-K, as electronically filed with the Commission on April 30, 1999 (the "Original 8-K"), and amended on Form 8-K/A ("Amendment No. 1") filed with the Commission on May 17, 1999. This Amendment has been filed to amend Exhibit 16 (Letter re change in Auditors) filed originally on Form 8-K/A Amendment No. 1.


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Item 4. Changes in Registrant's Certifying Accountants.

         On April 23, 1999, the shareholders of the registrant, at their regularly scheduled annual meeting, approved the recommendation by the Audit Committee of the Board of Directors to (i)engage Deloitte & Touche LLP as independent accountants for Elamex, S.A. de C.V. and (ii) replace KPMG LLP as such independent accountants.

         During the fiscal years ended December 31, 1990 through December 31, 1998, and for the interim period ending April 23, 1999, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) KPMG LLP has not advised the registrant of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a)
(1) (v).

         The accountant's report of KPMG LLP on the consolidated financial statements of Elamex, S.A. de C.V. and Subsidiaries as of and for the past 2 years ended December 31, 1998, and for the interim period ending April 23, 1999 did not contain any adverse opinion or disclaimer of opinion, and was not qualified of modified as to uncertainty, audit scope, or accounting principles.

Item 7. Financial Statements and Exhibits.

        A.       Exhibits:

                 Exhibit 16.      Letter re change in certifying accountants.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Ciudad Juarez, Chihuahua, Mexico.

                                               ELAMEX, S.A. de C.V.

   Date: May 24, 1999                   By:      /s/ Hector Raynal
                                                 -----------------
                                                  Hector M. Raynal
                                        President and Chief Executive Officer
                                              (Duly Authorized Officer)



   Date: May 24, 1999                   By:   /s/ Carlos Martens
                                              ------------------
                                               Carlos D. Martens
                                        Vice-President of Finance and
                                           Chief Financial Officer